Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints HAROLD A. WAGNER or LEO J. DALEY or W. DOUGLAS BROWN, acting severally, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended September 30, 1999 and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.


            Signature                                Title                         Date


      /s/Harold A. Wagner             Director and Chairman of the Board     November 18, 1999
   ----------------------------         (Principal Executive Officer)
         Harold A. Wagner


      /s/John P. Jones III                         Director                  November 18, 1999
   ----------------------------
         John P. Jones III


      /s/Joseph J. Kaminski                        Director                  November 18, 1999
   ----------------------------
         Joseph J. Kaminski


      /s/Mario L. Baeza                            Director                  November 18, 1999
   ----------------------------
         Mario L. Baeza


      /s/Tom H. Barrett                            Director                  November 18, 1999
   ----------------------------
         Tom H. Barrett


     /s/L. Paul Bremer III                         Director                  November 18, 1999
   ----------------------------
        L. Paul Bremer III



      /s/Robert Cizik                              Director                  November 18, 1999
   ----------------------------
         Robert Cizik


      /s/Ursula F. Fairbairn                       Director                  November 18, 1999
   ----------------------------
         Ursula F. Fairbairn


      /s/Edward E. Hagenlocker                     Director                  November 18, 1999
   ----------------------------
         Edward E. Hagenlocker


      /s/James F. Hardymon                         Director                  November 18, 1999
   ----------------------------
         James F. Hardymon


      /s/Terry R. Lautenbach                       Director                  November 18, 1999
   ----------------------------
         Terry R. Lautenbach


      /s/Ruud F. M. Lubbers                        Director                  November 18, 1999
   ----------------------------
         Ruud F. M. Lubbers


                                                   Director                  November 18, 1999
   ----------------------------
           Takeo Shiina


      /s/Lawrason D. Thomas                        Director                  November 18, 1999
   ----------------------------
         Lawrason D. Thomas

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